SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934

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American Shared Hospital Services
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NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS To Be Held on May 28, 2009
PROXY STATEMENT 2009 ANNUAL MEETING OF SHAREHOLDERS May 28, 2009
INTRODUCTION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CERTAIN ADDITIONAL INFORMATION
COMPENSATION OF EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS
ANNUAL REPORT

AMERICAN SHARED HOSPITAL SERVICES
Four Embarcadero Center, Suite 3700
San Francisco, California 94111

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 28, 2009

TO THE SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES:

NOTICE IS HEREBY GIVEN that, pursuant to a call of the Board of Directors, the 2008 Annual Meeting of Shareholders (the “Meeting”) of American Shared Hospital Services, a California corporation (the “Company”), will be held at the Conference Center, Four Embarcadero Center, San Francisco, California 94111 at 9:00 am (Pacific time), on Thursday, May 28, 2009 to consider and to act upon the following matters, all as set forth in the Proxy Statement.

1. ELECTION OF DIRECTORS.  To elect the following four nominees to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified:

Ernest A. Bates, M.D.	John F. Ruffle
Olin C. Robison	Stanley S. Trotman, Jr.

2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2009.

3. OTHER BUSINESS.  To transact such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting and any and all adjournments thereof.

The Board of Directors knows of no matters, other than those set forth in paragraphs (1) and (2) above, that will be presented for consideration at the Meeting.

The Board of Directors has fixed the close of business on April 24, 2009 as the Record Date for the determination of shareholders entitled to vote at the Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.

By Order of the Board of Directors

Willie R. Barnes
Corporate Secretary

Dated: April 30, 2009
San Francisco, California

AMERICAN SHARED HOSPITAL SERVICES
Four Embarcadero Center, Suite 3700
San Francisco, California 94111

PROXY STATEMENT
2009 ANNUAL MEETING OF SHAREHOLDERS
May 28, 2009

INTRODUCTION

This Proxy Statement is being furnished to shareholders of American Shared Hospital Services, a California corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2009 Annual Meeting of Shareholders scheduled to be held at the Conference Center, Four Embarcadero Center, San Francisco, California 94111 at 9:00 am (Pacific time) on Thursday, May 28, 2009 and at any adjournment or adjournments thereof (the “Meeting”). It is anticipated that this Proxy Statement and the Proxy will first be sent to shareholders on or about May 7, 2009.

The matters to be considered and voted upon at the Meeting will be:

1. To elect four persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

2. To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2009.

3. To transact such other business as may properly be brought before the Meeting and any and all adjournments thereof.

Only shareholders of record at the close of business on April 24, 2009 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

Revocability of Proxies

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy may revoke it at any time prior to its use by filing with the Secretary of the Company either written instructions revoking such proxy or a duly executed proxy bearing a later date. Written notice of the death of the person executing a proxy, before the vote is counted, is tantamount to revocation of such proxy. A proxy may also be revoked by attending the Meeting and voting in person.

Solicitation of Proxies

This proxy solicitation is being made by the Board of Directors of the Company. The expense of the solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers, regular employees of the Company and the stock transfer agent for the Common Shares, who will not receive any additional compensation therefor. The Company will request that banks, brokers and other fiduciaries solicit their customers who own beneficially the Common Shares listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons the reasonable expenses of such solicitation. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies, if the Board of Directors of the Company determines that this is advisable.

Outstanding Securities

The Board of Directors has fixed April 24, 2009 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were estimated to be outstanding and entitled to vote 4,690,938 Common Shares. The Common Shares are the only class of securities entitled to vote at the Meeting.

Vote Required and Voting Procedures

Each holder of Common Shares will be entitled to one vote, in person or by proxy, for each share standing in its name on the books of the Company as of the Record Date for the Meeting on each of the matters duly presented for vote at the Meeting, except as indicated below in connection with the election of directors.

In connection with the election of directors, shares are permitted to be voted cumulatively, if (i) a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of such shareholder’s intention to vote its shares cumulatively and (ii) the names of the candidates for whom such shareholder desires to cumulate votes have been placed in nomination prior to the voting. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting allows a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder or to distribute votes on the same principle between two or more nominees. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board of Directors has designated Ernest A. Bates, M.D. and Craig K. Tagawa as proxies. Common Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the Common Shares represented by any properly executed proxy will be voted FOR the (1) election of the four nominees for the Board of Directors named herein and (2) ratification of the appointment of the Company’s Independent Registered Public Accounting Firm.

The Board of Directors is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the Meeting.

All outstanding shares of the Company’s Common Stock represented by properly executed and unrevoked proxies received in time for the Meeting will be voted. A shareholder may, with respect to the election of directors, (i) vote for the election of all four nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee(s) with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A shareholder may, with respect to the proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm, (i) vote for the ratification, (ii) vote against the ratification, or (iii) abstain.

A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the “non-voted shares”) will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

A majority of the Common Shares outstanding on the Record Date must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. In the election of directors, the four candidates receiving the highest number of votes will be elected directors of the Company. The proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm requires that a majority of those voting in person or by proxy to vote FOR this proposal, in order for this proposal to be approved.

The Board of Directors has appointed Geraldine Zarbo of American Stock Transfer & Trust Company, the registrar and transfer agent for the Common Shares, or her designee, as the Inspector of Elections for the Annual Meeting. The Inspector of Elections will determine the number of Common Shares represented in person or by proxy at the Annual Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes. The election of directors will not be by ballot unless a shareholder demands election by ballot at the Annual Meeting before the voting begins.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board of Directors

The Company’s Bylaws provide that there shall be no fewer than five nor more than nine directors and that the exact number shall be fixed from time to time by a Resolution of the Board of Directors. The number of directors currently is fixed at five. There is currently one vacancy on the Board of Directors, following the resignation of Mr. Ernest R. Bates as a director in February 2007 to accept a position as Vice President of Sales and Business Development with the Company. The Board of Directors believes that its membership is currently adequate to perform its duties but will fill such vacancy in the future if it determines that it needs an additional member.

The Board of Directors is proposing the persons named below for election to the Board of Directors. Each of the persons identified below will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of each of the persons named below or as many of them as possible under applicable voting rules. If a nominee shall be unable or unwilling to accept nomination for election as a director, it is intended that the proxy holders will vote for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Each of the nominees named below has notified the Board of Directors that, if elected, he is willing to serve as a director.

Set forth below is certain information regarding each of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE NOMINEES NAMED BELOW UNLESS OTHERWISE INSTRUCTED.

Nominees

Ernest A. Bates, M.D., founder of the Company, has served as Chairman of the Board of Directors and Chief Executive Officer since the incorporation of the Company. He is Emeritus Vice Chairman of the Board of Trustees of The Johns Hopkins University, a member of the Board of Trustees at the University of Rochester, a member of the Board of Overseers of the University of California at San Francisco School of Nursing and a Board Member of the Museum of African Diaspora. Dr. Bates is also a member of the State of California Commission for Jobs and Economic Growth, a member of the Board of Directors of Salzburg Seminar, a board member of the Center for Fastercures-Milken Institute and a member of the Brookings Institution. Dr. Bates is a graduate of The Johns Hopkins University and the University of Rochester School of Medicine. Dr. Bates is 72 years old. Dr. Bates is the father of former Board Member and current Company Vice President of Sales and Business Development, Ernest R. Bates.

OLIN C. ROBISON has been a director of the Company since 2003. He is currently President Emeritus of Middlebury College. Mr. Robison was President and Chief Executive Officer of the Salzburg Seminar from 1991 to 2005. He was President of Middlebury College from 1975 to 1990. He is a Director of The Investment Company of America, American Mutual Fund and AMCAP (all of the American Funds Group) and has served on the Council (Board) of the Royal Institute of International Affairs in London. He received his undergraduate degree from Baylor University and holds the Doctor of Philosophy degree from Oxford University. Mr. Robison is 72 years old.

JOHN F. RUFFLE has been a director of the Company since 1995. He retired in 1993 as Vice-Chairman of the Board and a Director of J.P. Morgan & Co. Incorporated and Morgan Guaranty Trust Co. of New York. He is a member of the Board of Trustees of certain mutual funds in the J.P Morgan family of mutual funds and certain investment funds managed by J.P Morgan Investment Management, Inc. and a Trustee Emeritus of The Johns Hopkins University. He is a graduate of The Johns Hopkins University, with an MBA in finance from Rutgers University, and is a Certified Public Accountant. Mr. Ruffle is 72 years old.

STANLEY S. TROTMAN, Jr., has been a director of the Company since 1996. He retired in 2001 as a Managing Director with the Health Care Group of UBS Securities, and formerly with Paine Webber Incorporated, which had acquired PaineWebber, an investment banking firm in 2000. Mr. Trotman had been with PaineWebber Incorporated since 1995 following the consolidation of Kidder, Peabody, also an investment banking firm, with PaineWebber. He had previously co-directed Kidder, Peabody’s Health Care Group since April 1990. Formerly he had been head of the Health Care Group at Drexel Burnham Lambert, Inc. where he had been employed for approximately 22 years. He is also a Director of Web MD Health Corp. He received his undergraduate degree from Yale University in 1965 and holds an MBA from Columbia Business School in 1967. Mr. Trotman is 65 years old.

Meetings of the Board of Directors

The Board of Directors of the Company held four regular meetings and four special meetings during 2008. All directors attended at least 75% of the aggregate number of meetings of both the Board of Directors and of the Committees of the Board on which such director served during the year.

Shareholders may communicate with the Board by writing to: Four Embarcadero Center, Suite 3700; San Francisco, CA 94111-4107, Attention: Ernest A. Bates. We encourage directors to attend our annual meeting and all directors attended the 2008 Annual Meeting in person. All shareholder communications to directors are forwarded to them.

Committees of the Board of Directors

The Company has standing Compensation, Nominating and Corporate Governance and Audit Committees, each of which is described below. The Company is in compliance with The NYSE Amex Stock Exchange (“AMEX”) enhanced board and board committee independence requirements that became fully applicable to the Company effective July 31, 2005. Thus, a majority of our directors (Messrs. Robison, Ruffle and Trotman) are independent under the AMEX rules and Rule 10A-3 under the Securities Exchange Act and each of the Committees described above is comprised of these three independent directors. Each of the Audit, Compensation and Nominating and Corporate Governance Committees has adopted a formal written charter. These, as well as our Code of Professional Conduct and Ethics, are available on our website at www.ashs.com. You may also request a copy of these documents free of charge by writing our Corporate Secretary. We intend to post on our website any amendments to our Code of Professional Conduct and Ethics, as well as any waivers for directors or executive officers (including our chief accounting officer and controller and anyone else performing similar functions) within five business days after the date of any amendment or waiver. The information on our website is not part of this proxy statement. The Company’s independent directors meet at least annually without management and the non-independent directors, as required by the AMEX rules.

The Compensation Committee’s functions are to (i) establish compensation arrangements and incentive goals for executive officers, (ii) administer compensation plans, (iii) evaluate the performance of executive officers and award incentive compensation, (iv) adjust compensation arrangements as appropriate based upon performance, and (v) review and monitor management development and succession plans and activities. The Compensation Committee did not meet during 2008. The Compensation Committee consists of Mr. Robison, Mr. Ruffle, and Mr. Trotman. Mr. Robison is Chair of the Compensation Committee.

The Compensation Committee is authorized to delegate its authority to a subcommittee when appropriate. It is authorized to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees. In determining or recommending the amount or form of executive officer compensation, the Compensation Committee also takes into consideration information received from the Company’s Chief Executive

Officer. In doing so, however, the Compensation Committee customarily considers the comparative relationship of the recommended compensation to the compensation paid by other similarly situated companies, individual performance, tenure, internal comparability and the achievement of certain other operational and qualitative goals identified in the Company’s strategic plan.

The purpose of the Nominating and Corporate Governance Committee is to recommend candidates for election to the Board of Directors. The Company adopted a Nominating and Corporate Governance Committee Charter in 2006 which is available on our website. The Nominating and Corporate Governance Committee did not meet during 2008. In 2009, the Board as a whole nominated Dr. Bates, Mr. Robison, Mr. Ruffle and Mr. Trotman for election to the Board. Mr. Robison, Mr. Ruffle and Mr. Trotman serve on the Nominating and Corporate Governance Committee. Mr. Trotman is Chair of the Nominating and Corporate Governance Committee.

The purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint the independent auditors, and to review the reports of such auditors. The Audit Committee consists of Mr. Robison, Mr. Ruffle, and Mr. Trotman. Mr. Ruffle is Chair of the Audit Committee. During the year 2008 the Audit Committee held four regular meetings and three telephonic meetings. For further information concerning the Audit Committee, refer to the “Audit Committee Report.” Mr. Ruffle is a “financial expert” and meets the applicable independence requirements of AMEX and Rule 10-A-3 under the Securities Exchange Act.

Identifying and Evaluating Director Nominees

The Nominating and Corporate Governance Committee uses various methods to identify director nominees. The Nominating and Corporate Governance Committee assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current board members, shareholders, or other sources. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise.

The Nominating and Corporate Governance Committee will consider director candidates submitted by shareholders to: Four Embarcadero Center, Suite 3700, San Francisco, CA 94111-4107, Attention: Nominating and Corporate Governance Committee. Such recommendations should be accompanied by (i) evidence of the shareholder’s stock ownership over the last year, (ii) a statement that the shareholder is not a competitor of the Company, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications and (iv) a statement whether the candidate has expressed interest in serving as a director. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by shareholders as it does for candidates proposed by other parties. The Nominating and Corporate Governance Committee will consider such candidacy and will advise the recommending shareholder of its final decision. A shareholder who wishes to nominate a person for director must provide the nomination in writing to the Secretary at the Company’s principal offices pursuant to the notice provisions in the By-laws. Such notice must be received not less than 60 nor more than 90 days prior to the Annual Meeting or, if less than 70 days’ notice of the date of such meeting has been given, then within 10 business days following the first public disclosure of the meeting date or the mailing of the Company’s notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from the Company.

Director Compensation

The following table sets forth information regarding the compensation earned by or awarded to each non-employee director during the 2008 Fiscal Year.

	Fees Earned or Paid	Stock Awards	Option Awards	All Other
Name	in Cash ($)(1)	($)(2)(3)	($)(4)(5)	Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)

Olin C. Robison	20,000	2,088	7,640	0	29,728
John F. Ruffle	20,000	2,088	7,640	0	29,728
Stanley S. Trotman	20,000	2,088	7,640	0	29,728

(1)	Consists of the annual retainer fees for service as members of the Company’s board of directors.

(2)	The amounts in column (c) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R) of stock awards granted to each non-employee director and thus include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of this amount are included in Note 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2009. The grant date fair value of each 500-share restricted stock unit award automatically granted during the 2008 fiscal year under the Company’s 2006 Stock Incentive Plan, computed in accordance with FAS 123(R), was $1,150. For further information concerning the restricted stock unit awards granted under the 2006 Stock Incentive Plan, see the section below entitled “Directors’ Equity Grants.”

(3)	As of December 31, 2008, the following non-employee directors each held stock awards granted during 2008 covering 500 shares of the Company’s Common Stock: Mr. Robison, Mr. Ruffle, Mr. Trotman.

(4)	The amounts in column (d) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R) of stock options granted to each non-employee director and thus include amounts from awards granted in and prior to the 2008 year. Assumptions used in the calculation of this amount are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2009. The grant date fair value of each 2,000-share annual stock option award granted during the 2008 fiscal year at an exercise price per share of $2.30 under the Company’s 2006 Stock Incentive Plan, computed in accordance with FAS 123(R) was $7,764. For further information concerning the stock option awards granted under the 2006 Stock Incentive Plan, see the section below entitled “Directors’ Equity Grants.”

(5)	As of December 31, 2008 the following non-employee directors held options to purchase the following number of shares of the Company’s common stock: Mr. Robison, 27,000 shares; Mr. Ruffle, 15,000 shares; and Mr. Trotman, 15,000 shares. The options were granted under the Company’s 2006 Stock Incentive Plan. For further information concerning the grant of options to non-employee directors under such plan, see the section below entitled “2006 Stock Incentive Plan”.

Directors’ Annual Retainer Fees

In 2008, non-employee directors were paid an annual retainer of $20,000, payable quarterly. Non-employee directors also received reimbursement of expenses incurred in attending meetings. No payment is made for attendance at meetings by any director who is a full time employee of the Company.

Directors’ Equity Grants

Under the 2006 Stock Incentive Plan (the “2006 Stock Plan”), each individual who first becomes a non-employee director will, at the time of his or her election to the board, receive an option grant to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided that such individual has not previously been in the employ of the Company or any of its parents or subsidiaries. The specific number of shares subject to the initial award will be determined by the Compensation Committee of our Board of Directors, but will not exceed 10,000 shares for the option component or 3,000 shares for the restricted stock unit component. In addition, on the date of each Annual Shareholders Meeting, each individual who will continue to serve as a non-employee director will automatically be granted an option to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided such individual has served as a non-employee director for at least six months. The specific number of shares subject to the annual award will be determined by the Compensation Committee of our Board of Directors, but will not exceed 3,000 shares for the option component or 750 shares for the restricted stock unit component. There will be no limit on the number of such annual awards any one eligible non-employee director may receive over his or her period of continued service on the Board of Directors, and non-employee directors who have previously been in the Company’s employ will be eligible to receive one or more such annual awards over their period of service on the Board of Directors. Each initial stock option and restricted stock unit award will vest in four equal annual installments upon the individual’s completion of each year of service. Each annual stock option and restricted stock award will vest in one installment upon the individual’s completion of one year of board service.

On the day of the 2008 Annual Meeting, non-employee Board members Mr. Robison, Mr. Ruffle and Mr. Trotman each received an option to purchase 2,000 shares of the Company’s common stock at an exercise price of $2.30 per share, the fair market value of the Company’s common stock on that date, and a grant of 500 restricted stock units pursuant to the terms of the 2006 Plan.

On the day of the 2009 Annual Meeting, upon re-election to the Board, non-employee Board members Mr. Robison, Mr. Ruffle and Mr. Trotman will each receive an option to purchase 2,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of the Company’s common stock on the date of the Annual Meeting, and a grant of 500 restricted stock units pursuant to the terms of the 2006 Plan.

CERTAIN ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Shares as of April 1, 2009, of (i) each person known to the Company to own beneficially 5% or more of the Common Shares, (ii) each nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table or for shares of common stock held in brokerage accounts, which may from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

	Common Shares Owned Beneficially
	Amount and Nature of
	Beneficial	Percent of
Name and Address of Beneficial Owner	Ownership(2)	Class(3)

Directors and Named Officers
Ernest A. Bates, M.D.(1)	903,507	19.0%
Chairman of the Board and Chief Executive Officer
Olin C. Robison(1)(4)	23,883	*
John F. Ruffle(1)(4)	212,294	4.5%
Stanley S. Trotman, Jr.(1)(4)	178,670	3.8%
Ernest R. Bates(1)(4)	59,545	1.3%
Vice President of Sales and Business Development
Craig K. Tagawa(1)(4)	123,323	2.6%
Senior Vice President, Chief Operating and Financial Officer
All Current Directors & Executive Officers as a Group (6 people)(4)	1,501,252	30.7%
5% or More Shareholders
None

*	Less than 1%

(1)	The address of each such individual is c/o American Shared Hospital Services, Four Embarcadero Center, Suite 3700, San Francisco, California 94111.

(2)	Each person directly or indirectly has sole voting and investment power with respect to the shares listed under this column as being owned by such person.

(3)	Shares that any person or group of persons is entitled to acquire upon the exercise of options or warrants within 60 days after April 1, 2009, are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person or group of persons but not for the purpose of computing the percent of the class owned by any other person.

(4)	Includes shares underlying options that are currently exercisable or will become exercisable within 60 days following April 1, 2009: Dr. Bates, 54,167 shares; Mr. Bates, 42,716 shares; Mr. Robison, 22,883 shares; Mr. Ruffle, 10,883 shares; Mr. Trotman, 10,883 shares; Mr. Tagawa, 59,691 shares; and Directors and Executive Officers as a group, 201,223 shares.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Introduction.  It is our intent in this Compensation Discussion and Analysis to inform our shareholders of the policies and objectives underlying the compensation programs for our three executive officers, Dr. Ernest A. Bates, Chairman of our Board and our Chief Executive Officer, Craig K. Tagawa, our Chief Financial Officer and Chief Operating Officer, and Ernest R. Bates, our Vice President of Sales and Business Development. The Compensation Committee of our Board of Directors administers the compensation programs for our executive officers with the objective of providing a competitive compensation package. However, we believe that the compensation paid to our executive officers should also be substantially dependent on our financial performance and the value created for our shareholders. For this reason, the Compensation Committee also utilizes our compensation programs to provide meaningful incentives for the attainment of our short-term and long-term strategic objectives and thereby reward those executive officers who make a substantial contribution to the attainment of those objectives.

Compensation Policy for Executive Officers.  We have designed the various elements comprising the compensation packages of our executive officers to achieve the following objectives:

•	attract, retain, motivate and engage executives with superior leadership and management capabilities,

•	provide an overall level of compensation to each executive officer which is externally competitive, internally equitable and performance-driven, and

•	ensure that total compensation levels are reflective of our financial performance and provide the executive officer with the opportunity to earn above-market total compensation for exceptional business performance.

Each executive officer’s compensation package typically consists of three elements: (i) a base salary, (ii) a cash bonus tied to our attainment of financial objectives or the individual officer’s personal performance, and (iii) long-term, stock-based incentive awards designed to align and strengthen the mutuality of interests between our executive officers and our shareholders. In determining the appropriate level for each element of such compensation, the Compensation Committee has generally reviewed relevant market data, but does not seek to set compensation levels at any particular percentile when compared to such data. The Compensation Committee also subjectively reviews and evaluates the level of performance of the Company and the executive’s level of individual performance and potential to contribute to the Company’s future growth, and seeks to set compensation at a level that is both reasonable and equitable based on that assessment. Consistent with our philosophy of emphasizing pay for performance, the total compensation packages are designed to pay above the target when the Company exceeds its goals and below the target when the Company does not achieve its goals.

Elements of Compensation.  Each of the three major elements comprising the compensation package for our executive officers (salary, bonus and equity) is designed to achieve one or more of our overall objectives in fashioning a competitive level of compensation, tying compensation to the attainment of one or more of our strategic business objectives and subjecting a substantial portion of the executive officer’s compensation to our financial success as measured in terms of our stock price performance. The manner in which the Compensation Committee has so structured each element of compensation may be explained as follows.

 Base Salary.  The Compensation Committee reviews the base salary level of each executive officer each year. The base salary for the executive officers is determined on the basis of their level of responsibility, experience and individual performance. No changes were made in fiscal 2008.

Cash Incentive Compensation.  Because the Compensation Committee believes that the significant interests which Dr. Bates, Mr. Tagawa and Mr. Bates have in our common stock provide them with a substantial incentive to contribute to our financial success and the attainment of our financial goals, the Compensation Committee does not typically implement annual incentive compensation programs for them. From time to time, the Compensation Committee awards cash bonuses in recognition of their personal performance, and for the 2008 fiscal year, the Compensation Committee approved a cash bonus of $47,500 to Dr. Bates, a cash bonus of $30,000 to Mr. Tagawa and a cash bonus of $25,000 to Mr. Bates.

In 2006 the Board approved the Company’s Long Term Incentive Compensation Plan (the “Incentive Plan”), which was subsequently approved by the Company’s shareholders at the 2006 Annual Meeting. The Compensation Committee has the discretion under the Incentive Plan to implement one or more performance periods, each consisting of one or more calendar years up to a maximum of five years. The Compensation Committee will establish the specific performance goals for each performance period and the specific formula for calculating the bonus to which the executive may become entitled within the first ninety days of that performance period, and will establish threshold, target and maximum levels of attainment. The maximum bonus payable per participant will be determined by multiplying the number of calendar years in the performance period by $250,000. To date, we have not used the Incentive Plan.

Equity Compensation.  In 2006 the Board approved the 2006 Stock Incentive Plan (the “2006 Plan”) to replace the Company’s 2001 Stock Option Plan, and the 2006 Plan was approved by our stockholders at the 2006 Annual Meeting. For many years stock option grants were the sole form of equity award granted to our executive officers, and we continue to use stock option grants to provide long-term incentives to our executive officers. However, we structured the 2006 Plan to provide us with more flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards, such as stock appreciation rights, restricted stock and restricted stock units. Accordingly, with the 2006 Plan, we have a broad array of equity incentives to utilize for purposes of attracting and retaining the services of key individuals, including stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards. We continue to rely on equity incentives because we believe that such incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees.

The Compensation Committee reviews and considers equity awards in connection with the annual review of the performance of our executive officers and other key employees. However, there may be variance from this practice when warranted by special circumstances. Each grant is designed to align the interests of the executive officer with those of the shareholders and to provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the business. In past years, the equity awards have been in the form of stock options which generally vest and become exercisable in a series of installments over a five year service period, contingent upon the officer’s continued employment with us. Accordingly, each such option will provide a return to the executive officer only to the extent he remains employed with us during the vesting period, and then only if the fair market value of the underlying shares appreciates over the period between grant and exercise of the option. In the 2008 year options were awarded to executive officers as follows: 50,000 to Dr. Bates.

Market Timing of Equity Awards.  The Compensation Committee does not engage in any market timing of the equity awards made to the executive officers or other award recipients. As indicated above, awards for existing executive officers and employees are considered in connection with the annual review process which typically occurs in the fourth quarter each year. There is no established practice of timing our awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. Equity awards for new hires other than executive officers are typically made at the next scheduled Compensation Committee meeting following the employee’s hire date. All stock option grants issued under our 2006 Plan have an exercise price per share no less than the fair market value per share on the grant date.

Executive Officer Perquisites.  It is not our practice to provide our executive officers with any meaningful perquisites.

Other Programs.  Our executive officers are eligible to participate in our 401(k) plan and our flexible benefit plan on the same basis as all other regular U.S. employees.

Deferred Compensation Programs.  We have not implemented any non-qualified deferred compensation programs for our executive officers or any supplemental executive retirement plans.

Compliance with Internal Revenue Code Section 162(m).  Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent such compensation exceeds $1.0 million per covered officer in any year. The limitation applies only to compensation that is not considered to be performance-based under the terms of Section 162(m). The stock options which have been granted to date to our executive officers have been structured so as to qualify as performance based compensation. Non-performance-based compensation paid to such officers for 2008 did not exceed the $1.0 million limit per officer. However, we believe that in establishing the cash and equity incentive compensation programs for our executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, we may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonuses under the 2006 Incentive Plan or through equity awards, which together with base salary in the aggregate may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. We believe it is important to maintain cash and equity incentive compensation at the levels needed to attract and retain the executive officers essential to our success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

Summary Compensation Information

The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries for the year ended December 31, 2008 by the Company’s Chief Executive Officer, Chief Financial Officer and Vice President of Business Development. No other executive officers who would have otherwise been includable in such table on the basis of total compensation for the 2008 Fiscal Year are required to be included by reason of their termination of employment or change in executive status during that year. The listed individuals are hereinafter referred to as the “named executive officers.”

					All
				Option	Other
		Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(4)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Ernest A. Bates, M.D.	2008	475,000	47,500	31,713	29,316	583,529
Chairman of the Board and	2007	475,000	47,500	0	29,026	551,526
Chief Executive Officer
Craig K. Tagawa,	2008	300,000	30,000	34,755	16,268	381,023
Chief Operating Officer and	2007	299,231	30,000	4,380	15,768	349,379
Chief Financial Officer
Ernest R. Bates,	2008	250,000	25,000	22,691	15,000	312,691
Vice President of Business	2007	240,385	25,000	21,726	14,887	301,998
Development

(1)	Includes amounts deferred under the Company’s Retirement Plan for Employees of American Shared Hospital Services, a qualified plan under section 401(k) of the Internal Revenue Code.

(2)	Bonuses were accrued in the year indicated and were paid in fourth quarter 2007 and first quarter 2009.

(3)	The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2008 and 2007, in accordance with FAS 123(R) of stock options granted to each named executive officer and thus include amounts from awards granted in and prior to the applicable year. Assumptions used in the calculation of this amount are included in Note 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2009.

(4)	The amounts in column (f) include matching contributions under the Company’s 401K plan, automobile and parking allowance, income attributable to life insurance coverage paid by us, and premiums paid by the Company for long term disability coverage.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards held by the named executive officers as of December 31, 2008.

	Option Awards
		Number of
	Number of	Securities
	Securities	Underlying
	Underlying	Unexercised
	Unexercised	Options	Option	Option
	Options	Unexercisable (#)	Exercise	Expiration
Name	Exercisable (#)	(1)	Price ($)	Date

Ernest A. Bates, M.D.	30,000	120,000	$3.036	December 5, 2014
	0	50,000	$2.959	March 7, 2015
Craig K. Tagawa	20,000	0	$3.00	May 20, 2009
	8,700	5,800	$6.16	June 15, 2015
	20,000	80,000	$2.76	December 5, 2014
Ernest R. Bates	10,000	40,000	$6.50	February 7, 2014
	50,000	20,000	$2.76	December 5, 2014

(1)	The option shares vest in five equal annual installments over the five year period measured from their issue date (which was seven years before the expiration date, or ten years in the case of Mr. Tagawa’s grants expiring in 2009 and 2015), provided each employee continues to provide services to the Company through each applicable vesting date. None of the option shares authorized under these awards had been exercised as of December 31, 2008.

Grants of Plan-Based Awards

The following table sets forth stock options granted in 2008 to each of the Company’s executive officers named in the Summary Compensation Table. The table also sets forth the hypothetical grant date present value, assuming the weighted average assumptions noted below. The actual future value of the options will depend on the market value of the Company’s Common Stock.

		Percent of Total
		Options Granted			Grant Date
	Options	to Employees in	Exercise or	Grant	Fair Value ($)
Name	Granted	Fiscal Year 2008	Base Price	Date	(1)

Ernest A. Bates, M.D.	50,000	100.0%	$2.959/share(2)	3/8/2008	$40,500

(1)	The Grant Date Fair Value of the Company’s stock-based awards to employees was calculated using the Black-Scholes valuation model. Assumptions used in the calculation of this amount are included in Note 9 to our audited financial statements for the fiscal year ended December 31, 2008 included in our Form 10-K filed with the SEC on March 31, 2009.

(2)	Options are incentive options granted to a 10% Shareholder granted pursuant to the Company’s 2006 Stock Incentive Plan, and accordingly have an exercise price equal to 110% of the closing market price per share of the Company’s Common Stock on the American Stock Exchange on the grant date.

Payments upon Termination or Change in Control

Under our 2006 Stock Plan, in the event a change in control occurs, each outstanding equity award under the Discretionary Grant Program will automatically accelerate in full, unless (i) that award is assumed by the successor corporation or otherwise continued in effect or (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that equity award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares. In addition, all unvested shares outstanding under the Discretionary Grant and Stock Issuance Programs will immediately vest upon the change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. Each outstanding equity award under the Stock Issuance Program, including RSUs, will vest as to the number of shares of common stock subject to that award immediately prior to the change in control and the underlying shares will become immediately issuable, unless that equity award is assumed by the successor corporation or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above.

The plan administrator has the discretion to structure one or more equity awards under the 2006 Plan so that those equity awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.

Options granted under our 1995 and 2001 Stock Option Plans provide that in the event of (i) a change in control of the company in which the holders of the Company’s common stock receive consideration other than shares of common stock registered under Section 12 of the Securities Exchange Act of 1934, (ii) any person acquiring beneficial ownership of 25% or more of either the corporation’s outstanding common stock or the company’s outstanding voting securities, or (iii) a hostile take-over of the Company’s board, options will be cancelled in exchange for a cash payment from the Company in an amount equal to the number of shares of common stock at that time subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to the stockholders of the Company in any transaction whereby the change in control takes place or (B) the fair market value of a share of common stock on the date of occurrence of the change in control over the exercise price per share of common stock in effect under that option.

Upon a qualifying change in control of the Company, executive officers would potentially receive compensation pursuant to unvested option grants originally awarded under the 1995 plan. Assuming a change in control occurred on December 31, 2008 and the change in control consideration paid per share was equal to the closing selling price of our common stock on December 31, 2008, which was $1.05 per share, each option strike price is greater than the closing selling price on that date, and so no compensation would have been paid to the named executive officers.

Shares Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2008 with respect to shares of our common stock that may be issued under our existing equity compensation plan.

Number of Shares to
	be Issued Upon		Weighted Average		Number of Shares
	Exercise of		Exercise Price of		Remaining Available
	Outstanding Options,		Outstanding Options,		for
Plan Category	Warrants and Rights		Warrants and Rights		Future Issuance

Equity compensation plans approved by security holders(1)	619,930	(2)	$3.72	(3)	123,070	(4)
Equity compensation plans not approved by security holders	N/A		N/A		N/A
Total	619,930		$3.72		123,070

(1)	Consists of our 2006 Plan.

(2)	Includes 1,500 shares of our common stock subject to restricted stock unit awards that will entitle each holder to one share of our common stock for each such unit that vests over the holder’s period of continued service.

(3)	Calculated without taking into account 1,500 shares of common stock subject to outstanding restricted stock unit awards that will become issuable, as those units vest, without any cash consideration or other payment required for such shares.

(4)	Shares reserved for issuance under the 2006 Plan may be issued upon the exercise of stock options or stock appreciation rights, through direct stock issuances or pursuant to restricted stock units or other stock based awards that vest upon the attainment of prescribed performance milestones or the completion of designated service periods.

Compliance with Section 16(a) under the Securities Exchange Act of 1934

Reports filed under the Exchange Act and received by the Company on or after January 1, 2008, indicate that during 2008 directors, officers and 10% shareholders of the Company filed all required reports within the periods established by applicable rules, with the following exceptions: (1) On November 19, 2008 Stanley S. Trotman purchased 8,860 shares of the Company’s stock, which was not reported to the Securities and Exchange Commission until November 26, 2008; (2) On November 26, 2008 Stanley S. Trotman purchased 4,075 shares of the Company’s stock, which was not reported to the Securities and Exchange Commission until December 2, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

None.

Policies and Procedures

The Audit Committee of the Board of Directors is responsible for reviewing and approving all related party transactions as defined under Securities and Exchange Commission rules and regulations. While we do not have a formal written policy or procedure for the review, approval or ratification of related party transactions, the audit committee must review the materials facts of any such transaction and approve that transaction.

To identify related party transactions, each year we submit and require our directors and officers to complete director and officer questionnaires identifying transactions with the Company in which the director or officer or their family members have a conflict of interest. The Company reviews the questionnaire for potential related party transactions. In addition, at any scheduled meeting of the audit committee, management may recommend related party transactions to the committee, including the material terms of the proposed transactions, for its consideration.

In making its decision to approve or ratify a related party transaction, the audit committee will consider all relevant facts and circumstances available to the committee, including factors such as the aggregate value of the transaction, whether the terms of the related party transaction are no less favorable than terms generally available in an arms’ length transaction and the benefit of such transaction to us.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein.

The Audit Committee of the Board of Directors consists of three directors, all of whom are ‘independent’ as defined in the listing standards of the AMEX. The primary purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint independent auditors, to review the reports of such auditors, and to review annually the Audit Committee charter. During 2008, the Audit Committee held seven meetings, three of which were held telephonically. Mr. Ruffle is Chair of the Audit Committee.

The Audit Committee reviewed and held discussions with management and the independent auditors regarding the financial statements of the Company for the fiscal year ended December 31, 2008. These discussions included the quality of the Company’s internal controls, the audit plans, audit scope and identification of audit risks. In addition, the Committee assured that the independent auditors reviewed and discussed with management the interim financial reports prior to each quarterly earnings announcement.

The Company’s independent auditors provided a formal written statement that described all relationships between the auditors and the Company with respect to the auditors’ independence as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee satisfied itself as to the auditors’ independence.

The Audit Committee discussed with the Independent Registered Public Accounting Firm all matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without the presence of management, reviewed and discussed the results of the independent auditors’ examination of the Company’s financial statements. Management, being responsible for the Company’s financial statements, represented that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for the examination of those statements.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review as described previously, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

John F. Ruffle (chairman)
Olin C. Robison
Stanley S. Trotman, Jr.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s consolidated financial statements for the years ended December 31, 2008, 2007 and 2006 have been audited by Moss Adams LLP. The Audit Committee has appointed Moss Adams LLP to be the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009, subject to Shareholder ratification at the Meeting (see Proposal No. 2).

Representatives of Moss Adams LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

The aggregate fees billed by Moss Adams LLP and their respective affiliates for professional services performed for 2008 and 2007 are as follows:

		Audit-
	Audit	Related		All Other
	Fees(1)	Fees(2)	Tax Fees(3)	Fees(4)	Total Fees

2008	$150,000	$10,000	$111,000	$0	$271,000
2007	$146,000	$41,000	$90,000	$0	$277,000

(1)	Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements and review of interim condensed consolidated financial statements included in our quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit related fees were primarily related to meetings with the audit committee, attendance at the annual stockholder meeting, accounting advice, review of comment letter received from the SEC and advice related to Section 404 of the Sarbanes-Oxley Act.

(3)	Consists of tax compliance and preparation and other tax services.

(4)	Consists of fees for all other services other than those reported above.

All of the above services were approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee pre-approves services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services and related fees do not impair the independent registered public accounting firm’s independence. The independent registered public accounting firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the Chair of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the independent registered public accounting firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the Securities and Exchange Commission. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

SHAREHOLDER PROPOSALS

Shareholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to the Company no later than January 1, 2010. Pursuant to Rule 14a-4(c) of the Exchange Act, shareholders who intend to present a proposal at the 2010 Annual Meeting without inclusion of such proposal in the proxy materials are required to notify the Company of such proposal not later than March 16, 2010, so long as the 2010 Annual Meeting is not advanced or delayed by more than 30 days from May 28, 2010 (the anniversary date of the prior year’s annual meeting). If the Company does not receive notification of the proposal within that time frame, the proxy holders will be allowed to use their discretionary voting authority to vote on such proposal when the proposal is raised at the 2010 Annual Meeting. A shareholder’s notice should list each proposal and contain a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the number of shares held by the shareholder; and any material interest of the shareholder in the business.

ANNUAL REPORT

The Company’s 2008 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this proxy statement.

By Order of the Board of Directors

Willie R. Barnes
Corporate Secretary

Dated: April 30, 2009
San Francisco, California

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AMERICAN SHARED HOSPITAL SERVICES
For the Annual Meeting of Shareholders to be held May 28, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     THE UNDERSIGNED HEREBY NOMINATE(S), CONSTITUTE(S) AND APPOINT(S) ERNEST A. BATES, M.D. AND CRAIG K. TAGAWA, AND EACH OF THEM, ATTORNEYS, AGENTS, AND PROXIES OF THE UNDERSIGNED, WITH FULL POWERS OF SUBSTITUTION TO EACH, TO ATTEND AND TO ACT AS PROXY OR PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES TO BE HELD ON MAY 28, 2009 AT 9:00 AM PACIFIC TIME AT THE CONFERENCE CENTER, 4 EMBARCADERO CENTER, SAN FRANCISCO, CALIFORNIA, OR ANY ADJOURNMENTS THEREOF, AND TO VOTE AS SPECIFIED HEREIN THE NUMBER OF SHARES THAT THE UNDERSIGNED, IF PERSONALLY PRESENT, WOULD BE ENTITLED TO VOTE.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOUR PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS AND “FOR” THE RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED, SUBJ ECT TO THE PROXYHOLDER’S DISCRETIONARY AUTHORITY TO CUMULATE VOTES, “FOR” THE ELECTION OF THE PERSONS NOMINATED ON THE REVERSE SIDE, AND WILL HAVE THE EFFECT OF WITHHOLDING DISCRETIONARY AUTHORITY TO CUMULATE VOTES AND “FOR” THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS THAT WILL COME BEFORE THE ANNUAL MEETING, OTHER THAN THOSE DESCRIBED IN THIS PROXY. HOWEVER, IF SUCH MATTERS ARE PRESENTED, THE NAMED PROXIES WILL, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, VOTE SUCH PROXIES IN ACCORDANCE WITH THE JUDGMENT OF SUCH NAMED PROXIES WITH RESPECT TO ANY SUCH OTHER MATTER PROPERLY COMING BEFORE THE MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT IN W RITING REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE. THIS PROXY ALSO MAY BE REVOKED BY ATTENDANCE AT THE MEETING AND ELECTION TO VOTE IN PERSON.
(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF SHAREHOLDERS OF
AMERICAN SHARED HOSPITAL SERVICES
May 28, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.ashs.com.
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
¯  Please detach along perforated line and mail in the envelope provided.  ¯

2 0 4 3 0 0 0 0 0 0 0 0 0 0 0 0 1 0 0 0 7	0 5 2 8 0 9

The Board of Directors recommends a vote FOR election of the directors nominated herein, and FOR the ratification of independent registered public accounting firm.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1.	To elect four of the persons named below to the Board of Directors to serve until the 2010 Annual Meeting of Shareholders and until their successors are elected and have qualified.
NOMINEES:
☐	FOR ALL NOMINEES	O O	Ernest A. Bates, M.D. Olin C. Robison
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O O	John F. Ruffle Stanley S. Trotman, Jr.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: (•)
To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.	☐	☐	☐
This proxy when properly executed will be voted in the manner directed herein and in the discretion of the proxy holders and all other matters coming before the meeting. If no direction is made, this proxy will be voted FOR the election of directors recommended herein, and FOR Proposal No. 2.
The Board of Directors recommends a vote FOR election of the directors nominated herein and FOR the ratification of independent registered public accounting firm.
The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the Proxy Statement accompanying such Notice.
PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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